UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2008 (March 31, 2008)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See disclosure under Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 31, 2008, Sonic Foundry, Inc., and its wholly-owned subsidiary, Sonic Foundry Media Systems, Inc. (“SFMS”) entered into a letter agreement dated March 25, 2008 (the “Agreement”) with Silicon Valley Bank, the primary banking subsidiary of Silicon Valley Bancshares. The Agreement reduces the tangible net worth covenant as of March 31, 2008 from $5,500,000 to $2,800,000, plus, in each case, fifty percent (50%) of the Registrant’s Net Income and new equity or Subordinated Debt (as defined).

A copy of the Agreement is attached as Exhibit 10.1 to the report and the summary above is qualified by reference to the entire document.

Item 9.01	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Letter Agreement dated March 25, 2008 and entered into as of March 31, 2008 among registrant, SFMS and Silicon Valley Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

April 1, 2008	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer

EXHIBIT LIST

NUMBER	DESCRIPTION
10.1	Letter Agreement dated March 25, 2008 and entered into as of March 31, 2008 among registrant, SFMS and Silicon Valley Bank

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